                                                               Exhibit 99.2
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of August 11, 2005
(this "Agreement"), is entered into between Countrywide Commercial Real Estate
Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the
"Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc. as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank
National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and
Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
August 11, 2005 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Countrywide Securities Corporation ("Countrywide"), PNC Capital Markets, Inc.
("PNC"), IXIS Securities North America Inc. ("IXIS Securities") and Wachovia
Capital Markets, LLC ("Wachovia"; Merrill Lynch, Countrywide, PNC, IXIS
Securities and Wachovia, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such
Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of August 11, 2005 (the
"Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Countrywide (together in such capacity, the "Initial
Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $400,518,631 (the "Countrywide Mortgage Loan
Balance") (subject to a variance of plus or

minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $2,056,750,308 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on
August 24, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 101.01507% of the
Countrywide Mortgage Loan Balance as of the Cut-off Date, plus (ii) $1,428,034, which amount represents the amount of interest accrued on the Countrywide
Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the
Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the
Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a

                                        2

"Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The
Mortgage File with respect to each Mortgage Loan that is a Serviced Trust
Mortgage Loan shall contain the following documents:

          (i) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CIP1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CIP1, or in blank;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CIP1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CIP1, or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CIP1, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CIP1, or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

                                        3

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2005-CIP1, Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1,
     as assignee, or in blank;

          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee

                                        4

following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the
Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the
Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                                        5

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C)
     general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions

                                        6

     contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the
     Trustee for the benefit of the Certificateholders as of the Closing Date
     (unless a different date is specified therein), with respect to (and solely with respect to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
     Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the
     Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or
     Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of

                                        7

this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for
deposit into the Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s)
such Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the
Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the
Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed
Loan (that is not the Crossed Loan directly affected by the subject Document
Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed
Loan directly affected by the subject Document Defect or Breach) is held in the
Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an
Opinion of Counsel to the effect that such release would not cause either of
REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the

                                        8

imposition of any tax on "prohibited transactions" or "contributions" after the
Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related borrower. For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to which there is any uncured
Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the
Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document
Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may

                                        9

only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released), (ii) the remaining Mortgaged
Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related
Mortgagor, the cure payment made by the Seller shall be returned to the Seller.
Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage
Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all

                                       10

portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

                                       11

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                                       12

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firms of Ernst
& Young LLP and PriceWaterhouseCoopers LLP, in form satisfactory to the
Purchaser and relating to certain information regarding the Mortgage Loans and
Certificates as set forth in the Prospectus and Prospectus Supplement, respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of August 11, 2005, among the
Seller, Merrill Lynch Mortgage Lending, Inc., IXIS Real Estate Capital Inc., PNC
Bank, National Association, the Purchaser, the Underwriters and the Initial
Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of August 24, 2005, between the Seller and Midland Loan Services, Inc., duly executed by such parties;

                                       13

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement
Memorandum, dated as of August 11, 2005 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any

                                       14

statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers,"
"Summary of Prospectus Supplement--The Mortgage Loans And The Mortgaged Real
Properties," "Risk Factors" and "Description of the Mortgage Pool". The
"Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum);

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of California not earlier than thirty (30) days prior to the Closing
Date;

          (f) A written opinion of counsel for the Seller relating to corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the
Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the
Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to

                                       15

offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution Account or, if established, the REO
Account whether in the form of cash, instruments, securities or other property;
(iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the
Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller
does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the
Seller.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

                                       16

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement,

                                       17

including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP and PriceWaterhouse Coopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the
Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                                       18

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        COUNTRYWIDE COMMERCIAL REAL
                                        ESTATE FINANCE, INC.

                                       By: /s/ Marlyn A. Marincas
                                           -------------------------------------
                                           Name:  Marlyn A. Marincas
                                           Title: Senior Vice President

                                        Address for Notices:

                                        Countrywide Commercial Real Estate
                                        Finance, Inc.
                                        4500 Park Granada CH-143
                                        Calabasas, California 91302

                                        Telecopier No.:
                                        Telephone No.:

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS,
                                      INC.

                                       By: /s/ David M. Rodgers
                                           -------------------------------------
                                           Name:  David M. Rodgers
                                           Title: Executive Vice President,
                                                  Chief Officer in Charge of
                                                  Commercial Mortgage
                                                  Securitization

                                        Address for Notices:

                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-3658
                                        Telephone No.: (212) 449-3611
                                        Attention: David M. Rodgers

                                        with a copy to:

                                        Robert M. Denicola, Esq.
                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-0265
                                        Telephone No.: (212) 449-2916

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in August 2005 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in August 2005, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any

                                       I-2

amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) August 1, 2005 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv)
released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if

                                       I-3

it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable

                                       I-4

state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related
Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor impaired property environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in

                                       I-5

full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage
Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing

                                       I-6

a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage
Loan, in an area identified in the Federal Register by the Flood Emergency
Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related Mortgaged Property or
(2) the maximum amount of insurance available. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

                                       I-7

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge.
     For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each
     Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related
     Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be promptly and duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground
     Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or

                                       I-8

     encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or

                                       I-9

     (ii) to the payment of the outstanding principal balance of the Mortgage
     Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
     within the meaning of Section 860G(a)(3) of the Code and Treasury
     Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
     Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances).
     Each Mortgage Loan is directly secured by an interest in real property
     (within the meaning of Treasury Regulations Section 1.856-3(c) and
     1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was
     (a) originated or modified (within the meaning of Treasury Regulations
     Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2)
     substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such
     Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related
     Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
     No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such
     Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until

                                      I-10

such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the

                                      I-11

related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                                      I-12

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

                                      I-13

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any
Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more UCC financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording or submitted to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a
UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

                                      I-14

          41. Commencement of Amortization. Except as disclosed in the
Prospectus Supplement, each Mortgage Loan begins to amortize prior to its Stated
Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment
Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged

                                      I-15

Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor impaired property policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property; in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

          REP. 4 LIEN; VALID ASSIGNMENT

          With respect to Loan 12, University Village, there is a prior Deed of
Trust to the Redevelopment Agency of the City of Riverside. The Deed of Trust
secures an obligation of the Borrower to pay any "shortfall" in taxes below a threshold amount (which shortfall would occur as a result of a decrease in the assessed value of the property--the property is currently assessed at an amount such that the taxes due are above the threshold).

          REP. 5 ASSIGNMENT OF LEASES AND RENTS

          With respect to Loan 12, University Village, there is a subordinate
Assignment of Rents in favor of the Redevelopment Agency of the City of
Riverside. The Assignment of Rents secures an obligation of the Borrower to make certain annual payments to the Agency for the repayment of funds the City obtained from HUD in connection with the redevelopment of the Property.

          REP. 6 MORTGAGE STATUS; WAIVERS AND MODIFICATIONS

          With respect to various Countrywide Loans, the payment dates have been amended to the 8th day of the month.

          REP. 7 CONDITION OF PROPERTY; CONDEMNATION.

          With respect to Loan 71, 460 North Canon Drive, the roof is need of replacement. Although the borrower did not escrow funds for immediate repairs, a recourse guaranty against the sponsor was obtained by Countrywide.

          REP. 10 MORTGAGE PROVISIONS

          The Countrywide loans may contain limitations with respect to terrorism insurance, such as limits relating to a requirement that terrorism insurance only be obtained so long as it is commercially available or that the mortgagor shall maintain terrorism insurance provided such coverage is generally available at commercially reasonable rates as determined by lender, or there may be limits relating to the amount of premium that is required to be paid for terrorism insurance or that terrorism insurance only be required to be in affect for as long as TRIA is in effect or other limitations. See also exception to representations number 14.

          REP. 12 ENVIRONMENTAL CONDITIONS

          With respect to all of Countrywide's Loans, in the Mortgage Loan documents, the Mortgagor represents, warrants and covenants, as to itself and the Mortgaged Property: (a) other than as disclosed to the lender in the environmental report obtained in connection with the

origination of the Mortgage Loan, there are no hazardous substances or underground storage tanks in, on, or under the Mortgaged Property, except those that are both (i) in compliance with all environmental laws and with permits issued pursuant thereto and (ii) which do not require remediation; (b) there are no past, present or threatened releases of hazardous substances in, on, under, from or affecting the Mortgaged Property which have not been fully remediated in accordance with environmental laws; (c) there is no release or threat of any release of hazardous substances which has or is migrating to the Mortgaged
Property; (d) there is no past or present non-compliance with environmental laws, or with permits issued pursuant thereto, in connection with the Mortgaged
Property which has not been fully remediated in accordance with environmental laws; (e) the Mortgagor does not know of, and has not received, any written or oral notice or other communication from any person (including, without limitation, any governmental authority) relating to hazardous substances or the remediation thereof, of possible liability of any person pursuant to any environmental law, other environmental conditions in connection with the
Mortgaged Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) the Mortgagor has truthfully and fully provided to the lender, in writing, any and all information relating to conditions in, on, under or from the Mortgaged Property that is known to the Mortgagor and that is contained in files and records of the
Mortgagor, including, without limitation, any reports relating to hazardous substances in, on, under or from the Mortgaged Property and/or to the environmental condition of the Mortgaged Property.

          The Mortgagors and the environmental indemnitor are not obligated under the Mortgage Loan documents to indemnify the lender or any other indemnified party (a) for any losses which arise out of the fraud or willful misconduct of the lender or any other indemnified party, or (b) to the extent the fact, circumstances or event relating to any affected Mortgaged Property first arises or accrues from or after any foreclosure by the lender or any other indemnified party, or acceptance of a deed in lieu thereof, or lender or any other indemnified party or a designee thereof takes physical possession of such
Mortgaged Property pursuant to any rights or remedies provided for in the
Mortgage Loan documents.

          REP. 14 INSURANCE

          With respect to Loan 25, Malibu Country Mart-3835, the insurer has a claims paying ability, as rated by S&P not less than "BBB" or "A:VIII" by A.M.
Best. Terrorism coverage is required if available at a commercially reasonable rate.

          With respect to Loan 75, Malibu Country Mart-3900, Terrorism coverage is required if available at a commercially reasonable rate.

          With respect to Loan 12, University Village, the Loan Documents require an insurance carrier with a "BBB" rating by S&P.

          In addition to the above exceptions, the other Countrywide loans may contain similar or other limitations with respect to terrorism insurance, such as limits relating to a requirement that terrorism insurance only be obtained so long as it is commercially available or that the mortgagor shall maintain terrorism insurance provided such coverage is generally available at commercially reasonable rates as determined by lender, or there may be limits relating to the amount of premium that is required to be paid for terrorism insurance or that terrorism insurance is only required to be in affect for long as the TRIA is in effect or other limitations.

          REP. 17. LOCAL LAW COMPLIANCE.

          With respect to Loan 98, 6767 Sunset Blvd, minimal modifications are required to comply with the American with Disabilities Act.

          REP. 18 LEASEHOLD ESTATE ONLY

          With respect to Loan 13, Holiday Inn Express--Mission Bay Sea World, a
non- material portion of the overall property is subject to a ground lease in which borrower is the sub sub-lessee and also owns an undivided 1/2 fee interest. The ground lease extends 10 years beyond loan maturity (2010) but does not extend 10 years beyond the amortization period of the loan (30 years-2045);
the ground leases expire in 2035. The term of a portion (not a material portion)
extends 10 years beyond loan maturity (5-year loan) but not beyond the amortization period. There is no provision for a new lease if the ground lease is terminated, only for the right to transfer of the leasehold estate if the lender forecloses.

          REP. 23 OTHER MORTGAGE LIENS

          As of the closing date of the Equity Lifestyle Portfolio Mortgage
Loan, Loan 8, certain park model units at the Mortgaged Property were encumbered by liens for the benefit of third party lenders. Mortgagor has represented and warranted that the aggregate amount required to pay in full all existing liens on and security interests in any park model units at the Mortgaged Property, and to obtain full release of such liens and security interests, is $331,255, and has covenanted that no park model unit at the Mortgaged Property shall be subject to a lien or be otherwise encumbered by a security interest in favor of any person other than the lender. Further, at closing of the Mortgage Loan,
Mortgagor deposited $331,225 into a lender-controlled account. Provided no event of default has occurred and is continuing with respect to the Mortgage Loan,
Mortgagor may request that lender disburse funds from such account to Mortgagor, to the extent such funds are available, to reimburse Mortgagor for the payoff of obligations relating to liens on and security interests in park model units.
Together with each such request, Mortgagor shall furnish lender with evidence reasonably required by lender of the release in full of such liens and security interests.

          With respect to Loan 8, Equity Lifestyle Portfolio, since the origination date of the Mortgage Loan, a third party transferee has purchased the original Mortgagor's interest in and to all of the Mortgaged Property and assumed the original Mortgagor's rights and obligations in connection with the
Mortgage Loan. Such purchase has been structured as a "reverse Section 1031 exchange" whereby the original Mortgagor transferred title to the Mortgaged
Property to a new Mortgagor (comprised of three special-purpose entities) of which 100% is owned by a third party 1031 exchange accommodator. The new
Mortgagor has leased the Mortgaged Property to MHC Operating Limited Partnership
(an affiliate of Equity Lifestyle Properties, Inc.) ("MHC") to operate and manage the Mortgaged Property. MHC has provided a recourse guaranty and environmental indemnity for the Mortgage Loan. At or prior to the expiration of a time period to

accommodate the tax-deferred exchange, 100% of the membership interest in the new Mortgagor will be transferred to MHC and the lease will terminate. In connection with the foregoing transaction, MHC has made an unsecured loan to the new Mortgagor (owned by the third party accommodator). Such loan is evidenced by a Promissory Note. The Promissory Note is unsecured which is unsecured and by its terms is subject and subordinate to the Mortgage Loan. The Mortgagor's obligations under the Promissory Note shall be fully discharged upon conveyance of the membership interests in the Mortgagor to MHC.

          With respect to Loan 12, University Village, the borrower has incurred secured debt on the mortgaged property to the Redevelopment Agency of the City of Riverside in order to permit repayment of federal Housing and Urban
Development funds borrowed by the Redevelopment Agency in connection with the redevelopment of the property. There is no stated balance on the debt but payments are due annually on July 1 in the amount of $50,000 through 2007 and
$100,000 from 2008 to 2017, when the obligation terminates. The payment obligations are secured by an assignment of leases and rents and a deed of trust, both of which have been subordinated to the lien of the mortgage.
Additionally, the borrower is the obligor on a tax shortfall note, under which, in the event that taxes on the property for any year are less than $45,000, the borrower will have to make an additional payment equal to the difference between taxes collected on the property and $45,000. The tax shortfall note is secured by a deed of trust.

          With respect to existing and future mezzanine debt see the exceptions set forth to rep. 34.

          REP. 26 LICENSES AND PERMITS

          With respect to Loan 8, Equity Lifestyle Portfolio, with respect to both the Brennan Beach (Oswego County, New York) and Sandy Beach (New Hampshire)
properties, trailer parks/campsites are permitted by special permit or exception only. According to the PZR report issued at closing, the use of these properties as trailer parks/campsites was established prior to the adoption of the applicable zoning ordinances and special permit requirements and is therefore, in both cases, considered a legal non-conforming (no permits required).

          REP. 28 RELEASE OF MORTGAGED PROPERTIES

With respect to Loan 8, Equity Lifestyle Portfolio, so long as no event of default under the mortgage loan is continuing, the Equity Lifestyle Portfolio
Loan permits partial defeasance of the loan in connection with a release of individual properties with non-callable government securities beginning two years after the creation of the series 2005-CIP1 securitization trust, in an amount equal to the greater of (i) 125% of the allocated loan amount of the property to be defeased, (ii) in the event that such partial defeasance is in connection with the sale of the property to be defeased to a third party unaffiliated with the borrowers or its sponsor, in an arm's-length transaction pursuant to the permitted transfer provisions of the loan documents, an amount equal to 85% of the gross sales price to be paid by or on behalf of such transferee for purchase of such property, and (iii) an amount which causes the adjusted debt service coverage ratio with respect to the undefeased portion of the Equity Lifestyle Portfolio Loan to be at least 1.35:1. The conditions for partial defeasance include payment by the borrowers of all reasonable fees and expenses associated with the partial defeasance, and written confirmation from the

relevant rating agencies that such partial defeasance will not result in any withdrawal, qualification or downgrade the then-applicable rating on any security issued in connection with the Equity Lifestyle Portfolio Loan.

With respect to Loan 11, Verga Portfolio, any of the mortgaged real properties in the portfolio may be released, subject to certain conditions, including among others: (i) all of the five commercial properties in the portfolio must be released at any time prior to the release of any of the multifamily properties in the portfolio, (ii) the one multifamily property in the portfolio located on
Owen Avenue in Marina, Monterey County, California, may be released after the release of all of the commercial properties in the portfolio, (iii) the 10 multifamily properties in the portfolio not located on Owen Avenue in Marina,
Monterey County, California, may be released, either individually or in their entirety, after the release of all of the commercial properties in the portfolio, and (iv) the defeasance amount payable to the lender for the relevant portion of the portfolio being released is equal to the highest of (a) 110% of the allocated mortgage loan amount relating to the relevant mortgaged real properties being released, (b) an amount which results in the remaining unpaid principal balance of the mortgage loan being sufficient to support the actual debt service coverage ratio for the mortgage loan prior to the release, and (c)
such other amount which results in the remaining unpaid principal balance of the mortgage loan being sufficient to support a minimum debt service coverage ratio of 1.20:1.

With respect to Loan 33, Nass Portfolio, an individual property may be released from the lien of the related mortgage upon payment of a defeasance amount equal to the highest of (a) 105% of the allocated loan amount relating to the Saticoy
Plaza or La Siesta Plaza properties or 100% of the allocated loan amount relating to the Valvoline ground lease, (b) 75% of the gross sales price for the property being released, and (c) such other amount that results in the remaining unpaid principal balance of the loan being sufficient to support a minimum DSCR of 1.25x.

With respect to Loan 45, Euless Town Center, a parcel may be released from the lien of the mortgage upon defeasance of a principal amount sufficient to produce a DSCR of at least 1.25:1 and an LTV not in excess of 75% on the undefeased portion of the loan. Upon the release of the parcel, there will be restrictions on its use to protect the remaining collateral.

          With respect to Loan 12, University Village-Riverside, a parcel may be released from the lien of the mortgage without payment or defeasance provided the LTV on the remaining collateral is not greater than 80%, the parcel to be released has produces no income, the parcel has been subdivided into a separate tax parcel, any necessary reciprocal easements have been executed.

          REP. 34 DUE-ON-SALE

          With respect to Loan 8, Equity Lifestyle Portfolio, Mortgagor is also permitted to sell all of the Mortgaged Property to another party, provided that various conditions set forth in the Mortgage Loan Documents are satisfied, including delivery to lender of a confirmation by each of the applicable rating agencies which confirms that such sale will not result in any qualification, withdrawal or downgrading of any existing ratings of securities relating to the
Mortgage Loan.

          Since the closing date of the Mortgage Loan, a third party transferee has purchased the original Mortgagor's interest in and to all of the Mortgaged
Property and assumed the original Mortgagor's rights and obligations in connection with the Mortgage Loan. Such purchase has been structured as a
"reverse Section 1031 exchange" whereby the original Mortgagor transferred title to the Mortgaged Property to a new Mortgagor (comprised of three special-purpose entities) of which 100% is owned by a third party 1031 exchange accommodator.
The new Mortgagor has leased the Mortgaged Property to MHC Operating Limited
Partnership (an affiliate of Equity Lifestyle Properties, Inc.) ("MHC") to operate and manage the Mortgaged Property. MHC has provided a recourse guaranty and environmental indemnity for the Mortgage Loan. At or prior to the expiration of a time period to accommodate the tax-deferred exchange, 100% of the membership interest in the new Mortgagor will be transferred to MHC and the lease will terminate. The foregoing transactions have been permitted by the lender.

          With respect to all of Countrywide's loans in addition to the above stated exceptions, the Property may be transferred without the written consent of the Lender in sales of the entire Property to another party (the "Transferee
Borrower"), provided that prior to such sale the following conditions, among others, are met: (a) Borrower may be required to pay to lender a transfer fee,
(b) the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Transferee Borrower and the replacement guarantors and indemnitors shall be reasonably satisfactory to
Lender, (c) Borrower, Transferee Borrower, Guarantor and the replacement guarantors and indemnitors shall execute and deliver any and all documentation as may be reasonably required by Lender, in form and substance reasonably satisfactory to Lender in Lender's reasonable discretion (including, without limitation, assumption documents), (d) counsel to Transferee Borrower and the replacement guarantors and indemnitors shall deliver to Lender opinion letters relating to such transfer (including, without limitation, tax, bankruptcy and
REMIC opinions) in form and substance reasonably satisfactory to Lender in
Lender's reasonable discretion, and (e) Borrower pays all reasonable expenses incurred by Lender in connection with such transfer, including, without limitation, Lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the Title Company for the delivery to Lender of the endorsement referred to in clause (e) above.

          The following Countrywide loans have existing mezzanine debt:

          With respect to Loan 55, 5900 North Sepulveda Boulevard, a mezzanine loan secured by a pledge of 49% of the equity interests in the borrower was made in the original principal balance of $125,000.

          The following Countrywide loans permit mezzanine debt in the future, subject to satisfaction of certain conditions set forth in the related mortgage loan document:

          (i) Malibu County Mart - 3835 Cross Creek, (ii) Malibu Country Mart -
3900 Cross Creek, (iii) Euless Town Center, (iv) Equity Lifestyle Portfolio, (v)
Dos Santos, (vi) Valley Ridge, (vii) Casa Real Apartments, (viii) Santa Fe
Village, (ix) Park Forest Apartments and (x) Villas Del Valle.

          REP. 35 SINGLE PURPOSE ENTITY

          With respect to Loan 79, Nobl Park Apartments, organizational documents of Mortgagor do not contain single purpose entity provisions, however, the Mortgagor covenants in the loan documents that it is and will remain a
Single Purpose Entity.

          With respect to Loan 84, 19100 Ventura Boulevard (Antigua), loan amount of $5,900,000--SPE provisions were not included in the organizational documents of either Mortgagor, however said provisions were included in the Loan
Agreement.

          REP. 38 ARD LOANS

          With respect to Loans 25, Malibu County Mart - 3835 Cross Creek and
Malibu Country Mart - 3900 Cross Creek the related mortgage loan documents do not require a lockbox arrangement in the event that the ARD loan is not repaid in full on its anticipated repayment date.

          REP. 43 RECOURSE

          With respect to Loan 54, Kern Canyon Estates, there is no separate environmental indemnification by Guarantor (Principal).

          With respect to Loan 49, I-805 Corporate Plaza, there guaranty is not by a natural person.

          REP. 45 FEE SIMPLE INTEREST

          With respect to Loan 13, Holiday Inn Express--Mission Bay Sea World, a
portion of the collateral is subject to a ground lease; the other portion is a fee interest. See exception to representation number 18.

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
      WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

[None.]

                             ANNEX C (TO SCHEDULE I)

          MORTGAGE LOANS COVERED BY SECURED CREDITOR IMPAIRED PROPERTY
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

[None.]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

MLMT 2005 - CIP1 COUNTRYWIDE MORTGAGE LOAN SCHEDULE

Loan Level
Property Level



                                                     MORTGAGE
                                                       LOAN
LOAN #             PROPERTY NAME                      SELLER       PROPERTY TYPE                  ADDRESS
----------------------------------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                   CRF       Manufactured Housing  Various

 8.01   Brennan Beach RV Resort                      CRF       Manufactured Housing  80 Brennan Beach
 8.02   Alpine Lake RV Resort                        CRF       Manufactured Housing  78 Heath Road
 8.03   Sandy Beach RV Resort                        CRF       Manufactured Housing  677 Clement Hill Road
  11    Verga Portfolio                              CRF       Various               Various
 11.01  Verga - Owens Multifamilies                  CRF       Multifamily           3037-3056 Owen Avenue
 11.02  Villa Ramona Apartments                      CRF       Multifamily           455 Ramona Avenue
 11.03  2400 Old Ivy Road                            CRF       Office                2400 Old Ivy Road
 11.04  665 Munras Avenue                            CRF       Office                665 Munras Avenue
 11.05  Villa Marina Apartments                      CRF       Multifamily           295 Reservation Road
 11.06  Villa Pines Apartments                       CRF       Multifamily           215 Grove Acre Avenue
 11.07  3040 Sunset Avenue                           CRF       Multifamily           3040 Sunset Avenue
 11.08  Driftwood Apartments                         CRF       Multifamily           321 Reservation Road
 11.09  874 Rio East Court                           CRF       Mixed Use             874 Rio East Court
 11.10  288 Pearl Street                             CRF       Office                288 Pearl Street
 11.11  1000 Munras Avenue                           CRF       Office                1000 Munras Avenue
 11.12  214-216 Cypress Avenue                       CRF       Multifamily           214-216 Cypress Avenue
 11.13  218-220 Cypress Avenue                       CRF       Multifamily           218-220 Cypress Avenue
 11.14  3148 Crescent Avenue                         CRF       Multifamily           3148 Crescent Avenue
 11.15  1281 Second Street                           CRF       Multifamily           1281 Second Street
 11.16  910 Casanova Apartments                      CRF       Multifamily           910 Casanova Avenue
  12    University Village                           CRF       Retail                1201, 1223 and 1299 University
                                                                                     Avenue
  13    Holiday Inn Mission Bay SeaWorld             CRF       Hospitality           3737 Sports Arena Boulevard

  25    Malibu Country Mart - 3835                   CRF       Retail                3835 Cross Creek Road

  27    Maple Wholesale Center                       CRF       Retail                1110-1150 Maple Avenue
  32    La Fiesta Apartments                         CRF       Multifamily           1492 North Lamb Boulevard
  33    Nass Portfolio                               CRF       Retail                Various
 33.01  Saticoy Plaza                                CRF       Retail                17200 Saticoy Street
 33.02  La Siesta Plaza                              CRF       Retail                1362 East Thousand Oaks Boulevard
 33.03  Valvoline Center (Ground Lease)              CRF       Other                 2378 East Thousand Oaks Boulevard
  39    Plaza Diamond Bar                            CRF       Mixed Use             1900 - 2040 South Brea Canyon
                                                                                     Road
  45    Euless Town Center                           CRF       Retail                1201 Airport Freeway
  47    Timonium Center                              CRF       Retail                110 West Timonium Road
  49    I-805 Corporate Plaza                        CRF       Office                5880 Oberlin Drive
  54    Kern Canyon Estates                          CRF       Manufactured Housing  8536 Kern Canyon Road
  55    5900 North Sepulveda Boulevard               CRF       Office                5900 North Sepulveda Boulevard
  60    Dos Santos                                   CRF       Multifamily           10561 Shannon Place
  62    16253-16293 Gale Avenue                      CRF       Industrial            16253-16293 Gale Avenue
  63    San Clemente Self Storage                    CRF       Self Storage          170 Avenida La Pata
  65    Coco Centre                                  CRF       Mixed Use             5203-5281 Coconut Creek Parkway
  68    Valley Ridge                                 CRF       Multifamily           1650 George Dieter Drive
  71    460 North Canon Drive                        CRF       Mixed Use             460 North Canon Drive
  75    Malibu Country Mart - 3900                   CRF       Retail                3900 Cross Creek Road

  79    Nobl Park Apartments                         CRF       Multifamily           6001 NE 102nd Avenue
  84    Antigua Square                               CRF       Mixed Use             19100 Ventura Boulevard
  94    Casa Real Apartments                         CRF       Multifamily           17400 Burbank Boulevard
  96    12840 Riverside Drive                        CRF       Office                12840 Riverside Drive
  98    6767 Sunset Blvd                             CRF       Retail                6767 West Sunset Boulevard
  99    Sherwood Forest                              CRF       Multifamily           100 Lakeview Drive
  100   Black Bear Center                            CRF       Retail                6021-6039 West Bell Road
  106   Santa Fe Village                             CRF       Multifamily           4554 Hercules Avenue
  108   6101-6121 18th Avenue                        CRF       Retail                6101-6121 18th Avenue
  110   12626 Riverside Drive                        CRF       Office                12626 Riverside Drive
  113   Park Forest                                  CRF       Multifamily           4328 S.E. 46th Street
  121   6565 North Lakewood Avenue Apartments        CRF       Multifamily           6565-6589 North Lakewood Avenue
                                                                                     and 1275 West Albion Avenue
  123   Pleasant Grove Shopping Village              CRF       Retail                27 Park Road
  124   Olde Towne Parkway                           CRF       Office                4901 Olde Towne Parkway
  128   199 Lafayette Street, Penthouse Condominium  CRF       Office                199 Lafayette Street
  129   Trevino Place                                CRF       Multifamily           10891 Edgemere Boulevard
  130   Eckerd                                       CRF       Retail                3401 South Broad Street
  131   Mid-State Bank Branch                        CRF       Office                2663 Townsgate Road
  134   Villas Del Valle                             CRF       Multifamily           9238 Betel

LOAN #             PROPERTY NAME                           CITY           COUNTY     STATE   ZIP CODE
-----------------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                   Various           Various      Various   Various
 8.01   Brennan Beach RV Resort                      Pulaski           Oswego       NY         13142
 8.02   Alpine Lake RV Resort                        Corinth           Saratoga     NY         12822
 8.03   Sandy Beach RV Resort                        Contoocook        Merrimack    NH         03229
  11    Verga Portfolio                              Various           Various      Various   Various
 11.01  Verga - Owens Multifamilies                  Marina            Monterey     CA         93933
 11.02  Villa Ramona Apartments                      Monterey          Monterey     CA         93940
 11.03  2400 Old Ivy Road                            Charlottesville   Albemarle    VA         22903
 11.04  665 Munras Avenue                            Monterey          Monterey     CA         93940
 11.05  Villa Marina Apartments                      Marina            Monterey     CA         93933
 11.06  Villa Pines Apartments                       Pacific Grove     Monterey     CA         93950
 11.07  3040 Sunset Avenue                           Marina            Monterey     CA         93933
 11.08  Driftwood Apartments                         Marina            Monterey     CA         93933
 11.09  874 Rio East Court                           Charlottesville   Albemarle    VA         22901
 11.10  288 Pearl Street                             Monterey          Monterey     CA         93940
 11.11  1000 Munras Avenue                           Monterey          Monterey     CA         93940
 11.12  214-216 Cypress Avenue                       Marina            Monterey     CA         93933
 11.13  218-220 Cypress Avenue                       Marina            Monterey     CA         93933
 11.14  3148 Crescent Avenue                         Marina            Monterey     CA         93933
 11.15  1281 Second Street                           Monterey          Monterey     CA         93940
 11.16  910 Casanova Apartments                      Monterey          Monterey     CA         93940
  12    University Village                           Riverside         Riverside    CA         92507

  13    Holiday Inn Mission Bay SeaWorld             San Diego         San Diego    CA         92110

  25    Malibu Country Mart - 3835                   Malibu            Los Angeles  CA         90265

  27    Maple Wholesale Center                       Los Angeles       Los Angeles  CA         90015
  32    La Fiesta Apartments                         Las Vegas         Clark        NV         89110
  33    Nass Portfolio                               Various           Various      CA        Various
 33.01  Saticoy Plaza                                Van Nuys          Los Angeles  CA         91406
 33.02  La Siesta Plaza                              Thousand Oaks     Ventura      CA         91362
 33.03  Valvoline Center (Ground Lease)              Thousand Oaks     Ventura      CA         91362
  39    Plaza Diamond Bar                            Diamond Bar       Los Angeles  CA         91765

  45    Euless Town Center                           Euless            Tarrant      TX         76040
  47    Timonium Center                              Timonium          Baltimore    MD         21093
  49    I-805 Corporate Plaza                        San Diego         San Diego    CA         92121
  54    Kern Canyon Estates                          Bakersfield       Kern         CA         93306
  55    5900 North Sepulveda Boulevard               Van Nuys          Los Angeles  CA         91411
  60    Dos Santos                                   El Paso           El Paso      TX         79925
  62    16253-16293 Gale Avenue                      City of Industry  Los Angeles  CA         91745
  63    San Clemente Self Storage                    San Clemente      Orange       CA         92673
  65    Coco Centre                                  Margate           Broward      FL         33063
  68    Valley Ridge                                 El Paso           El Paso      TX         79936
  71    460 North Canon Drive                        Beverly Hills     Los Angeles  CA         90210
  75    Malibu Country Mart - 3900                   Malibu            Los Angeles  CA         90265

  79    Nobl Park Apartments                         Vancouver         Clark        WA         98662
  84    Antigua Square                               Tarzana           Los Angeles  CA         91356
  94    Casa Real Apartments                         Encino            Los Angeles  CA         91316
  96    12840 Riverside Drive                        Valley Village    Los Angeles  CA         91607
  98    6767 Sunset Blvd                             Los Angeles       Los Angeles  CA         90028
  99    Sherwood Forest                              Clute             Brazoria     TX         77531
  100   Black Bear Center                            Glendale          Maricopa     AZ         85308
  106   Santa Fe Village                             El Paso           El Paso      TX         79904
  108   6101-6121 18th Avenue                        Brooklyn          Kings        NY         11204
  110   12626 Riverside Drive                        Valley Village    Los Angeles  CA         91607
  113   Park Forest                                  Oklahoma City     Oklahoma     OK         73135
  121   6565 North Lakewood Avenue Apartments        Chicagovenue      Cook         IL         60626

  123   Pleasant Grove Shopping Village              Pleasant Grove    Jefferson    AL         35127
  124   Olde Towne Parkway                           Marietta          Cobb         GA         30068
  128   199 Lafayette Street, Penthouse Condominium  New York          New York     NY         10013
  129   Trevino Place                                El Paso           El Paso      TX         79935
  130   Eckerd                                       Chattanooga       Hamilton     TN         37409
  131   Mid-State Bank Branch                        Thousand Oaks     Ventura      CA         91361
  134   Villas Del Valle                             El Paso           El Paso      TX         79907

                                                        CUTOFF
                                                        BALANCE       ORIGINAL      IO MONTHLY
LOAN #                PROPERTY NAME                   (8/1/2005)       BALANCE     DEBT SERVICE
-----------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                   41,464,993.70  41,500,000.00

 8.01   Brennan Beach RV Resort                      21,553,973.33  21,572,170.00
 8.02   Alpine Lake RV Resort                        14,590,983.75  14,603,302.00
 8.03   Sandy Beach RV Resort                         5,320,036.63   5,324,528.00
  11    Verga Portfolio                              34,000,000.00  34,000,000.00    157,135.88
 11.01  Verga - Owens Multifamilies                   5,419,000.00   5,419,000.00
 11.02  Villa Ramona Apartments                       5,100,000.00   5,100,000.00
 11.03  2400 Old Ivy Road                             3,875,000.00   3,875,000.00
 11.04  665 Munras Avenue                             3,358,000.00   3,358,000.00
 11.05  Villa Marina Apartments                       2,970,000.00   2,970,000.00
 11.06  Villa Pines Apartments                        2,590,000.00   2,590,000.00
 11.07  3040 Sunset Avenue                            2,130,000.00   2,130,000.00
 11.08  Driftwood Apartments                          1,953,000.00   1,953,000.00
 11.09  874 Rio East Court                            1,720,000.00   1,720,000.00
 11.10  288 Pearl Street                              1,240,000.00   1,240,000.00
 11.11  1000 Munras Avenue                            1,211,000.00   1,211,000.00
 11.12  214-216 Cypress Avenue                          800,000.00     800,000.00
 11.13  218-220 Cypress Avenue                          560,000.00     560,000.00
 11.14  3148 Crescent Avenue                            505,000.00     505,000.00
 11.15  1281 Second Street                              290,000.00     290,000.00
 11.16  910 Casanova Apartments                         279,000.00     279,000.00
  12    University Village                           32,000,000.00  32,000,000.00    138,159.26
  13    Holiday Inn Mission Bay SeaWorld             30,499,990.00  30,499,990.00    158,998.85
  25    Malibu Country Mart - 3835                   20,000,000.00  20,000,000.00     94,629.63

  27    Maple Wholesale Center                       19,854,763.18  19,875,000.00
  32    La Fiesta Apartments                         16,200,000.00  16,200,000.00     69,395.63
  33    Nass Portfolio                               15,500,000.00  15,500,000.00     66,266.09
 33.01  Saticoy Plaza                                11,700,000.00  11,700,000.00
 33.02  La Siesta Plaza                               3,000,000.00   3,000,000.00
 33.03  Valvoline Center (Ground Lease)                 800,000.00     800,000.00
  39    Plaza Diamond Bar                            13,800,000.00  13,800,000.00     65,061.25

  45    Euless Town Center                           11,850,000.00  11,850,000.00     54,245.84
  47    Timonium Center                              10,800,000.00  10,800,000.00     46,993.75
  49    I-805 Corporate Plaza                        10,000,000.00  10,000,000.00     42,160.88
  54    Kern Canyon Estates                           9,350,000.00   9,350,000.00     40,526.41
  55    5900 North Sepulveda Boulevard                9,000,000.00   9,000,000.00     41,746.88
  60    Dos Santos                                    8,500,000.00   8,500,000.00     35,908.57
  62    16253-16293 Gale Avenue                       8,275,393.10   8,300,000.00
  63    San Clemente Self Storage                     8,250,000.00   8,250,000.00     36,664.76
  65    Coco Centre                                   7,988,226.85   8,000,000.00
  68    Valley Ridge                                  7,700,000.00   7,700,000.00     32,528.94
  71    460 North Canon Drive                         7,492,813.38   7,500,000.00
  75    Malibu Country Mart - 3900                    7,000,000.00   7,000,000.00     33,120.37

  79    Nobl Park Apartments                          6,500,000.00   6,500,000.00     29,107.06
  84    Antigua Square                                5,900,000.00   5,900,000.00     27,915.74
  94    Casa Real Apartments                          5,294,460.20   5,300,000.00
  96    12840 Riverside Drive                         4,900,000.00   4,900,000.00     21,548.94
  98    6767 Sunset Blvd                              4,800,000.00   4,800,000.00     23,278.89
  99    Sherwood Forest                               4,800,000.00   4,800,000.00     20,257.50
  100   Black Bear Center                             4,800,000.00   4,800,000.00     22,954.44
  106   Santa Fe Village                              4,550,000.00   4,550,000.00     19,221.64
  108   6101-6121 18th Avenue                         4,250,000.00   4,250,000.00     19,570.17
  110   12626 Riverside Drive                         4,025,000.00   4,025,000.00     17,700.92
  113   Park Forest                                   3,892,359.42   3,900,000.00
  121   6565 North Lakewood Avenue Apartments         3,000,000.00   3,000,000.00     13,307.29

  123   Pleasant Grove Shopping Village               2,800,000.00   2,800,000.00
  124   Olde Towne Parkway                            2,712,276.35   2,720,000.00
  128   199 Lafayette Street, Penthouse Condominium   2,150,000.00   2,150,000.00      9,446.06
  129   Trevino Place                                 1,965,000.00   1,965,000.00      8,301.22
  130   Eckerd                                        1,894,756.04   1,900,000.00
  131   Mid-State Bank Branch                         1,850,000.00   1,850,000.00
  134   Villas Del Valle                                908,598.29     910,000.00

                                                      IO ANNUAL     MONTHLY P&I   ANNUAL P&I
LOAN #                PROPERTY NAME                  DEBT SERVICE  DEBT SERVICE  DEBT SERVICE
---------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                                   247,028.65  2,964,343.80

 8.01   Brennan Beach RV Resort
 8.02   Alpine Lake RV Resort
 8.03   Sandy Beach RV Resort
  11    Verga Portfolio                              1,885,630.56    192,408.78  2,308,905.36
 11.01  Verga - Owens Multifamilies
 11.02  Villa Ramona Apartments
 11.03  2400 Old Ivy Road
 11.04  665 Munras Avenue
 11.05  Villa Marina Apartments
 11.06  Villa Pines Apartments
 11.07  3040 Sunset Avenue
 11.08  Driftwood Apartments
 11.09  874 Rio East Court
 11.10  288 Pearl Street
 11.11  1000 Munras Avenue
 11.12  214-216 Cypress Avenue
 11.13  218-220 Cypress Avenue
 11.14  3148 Crescent Avenue
 11.15  1281 Second Street
 11.16  910 Casanova Apartments
  12    University Village                           1,657,911.11    173,940.61  2,087,287.32

  13    Holiday Inn Mission Bay SeaWorld             1,907,986.18    186,209.64  2,234,515.68
  25    Malibu Country Mart - 3835                   1,135,555.56    114,815.80  1,377,789.60

  27    Maple Wholesale Center                                       108,890.36  1,306,684.32
  32    La Fiesta Apartments                           832,747.50     87,659.47  1,051,913.64
  33    Nass Portfolio                                 795,193.06     83,776.65  1,005,319.80
 33.01  Saticoy Plaza
 33.02  La Siesta Plaza
 33.03  Valvoline Center (Ground Lease)
  39    Plaza Diamond Bar                              780,735.00     79,048.95    948,587.40

  45    Euless Town Center                             650,950.13     68,602.99    823,235.88
  47    Timonium Center                                563,925.00     58,970.83    707,649.96
  49    I-805 Corporate Plaza                          505,930.56     53,621.06    643,452.72
  54    Kern Canyon Estates                            486,316.88     50,938.30    611,259.60
  55    5900 North Sepulveda Boulevard                 500,962.50
  60    Dos Santos                                     430,902.78     45,629.84    547,558.08
  62    16253-16293 Gale Avenue                                       51,018.84    612,226.08
  63    San Clemente Self Storage                      439,977.08     45,607.92    547,295.04
  65    Coco Centre                                                   47,939.82    575,277.84
  68    Valley Ridge                                   390,347.22     41,335.26    496,023.12
  71    460 North Canon Drive                                         42,255.37    507,064.44
  75    Malibu Country Mart - 3900                     397,444.44     40,185.53    482,226.36

  79    Nobl Park Apartments                           349,284.72     36,094.80    433,137.60
  84    Antigua Square                                 334,988.89     33,870.66    406,447.92
  94    Casa Real Apartments                                          28,678.72    344,144.64
  96    12840 Riverside Drive                          258,587.29     26,921.57    323,058.84
  98    6767 Sunset Blvd                               279,346.67     28,743.75    344,925.00
  99    Sherwood Forest                                243,090.00     25,752.77    309,033.24
  100   Black Bear Center                              275,453.33     28,105.29    337,263.48
  106   Santa Fe Village                               230,659.72     24,425.38    293,104.56
  108   6101-6121 18th Avenue                          234,842.01     23,997.88    287,974.56
  110   12626 Riverside Drive                          212,410.99     22,114.15    265,369.80
  113   Park Forest                                                   22,610.91    271,330.92
  121   6565 North Lakewood Avenue Apartments          159,687.50

  123   Pleasant Grove Shopping Village                               15,635.58    187,626.96
  124   Olde Towne Parkway                                            15,838.64    190,063.68
  128   199 Lafayette Street, Penthouse Condominium    113,352.78
  129   Trevino Place                                   99,614.58     10,548.54    126,582.48
  130   Eckerd                                                        12,160.56    145,926.72
  131   Mid-State Bank Branch                                         10,784.35    129,412.20
  134   Villas Del Valle                                               5,319.77     63,837.24

                                                                                                 SUB-
                                                                PRIMARY     MASTER   TRUSTEE & SERVICING
                                                     INTEREST  SERVICING  SERVICING   PAYING     FEE                 NET MORTGAGE
LOAN #                PROPERTY NAME                  RATE (%)   FEE RATE   FEE RATE  AGENT FEE   RATE    ADMIN. FEE  INTEREST RATE
----------------------------------------------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                     5.9330    0.01000    0.02000    0.00110              0.03110         5.9019

 8.01   Brennan Beach RV Resort
 8.02   Alpine Lake RV Resort
 8.03   Sandy Beach RV Resort
  11    Verga Portfolio                                5.4700    0.01000    0.02000    0.00110              0.03110         5.4389
 11.01  Verga - Owens Multifamilies
 11.02  Villa Ramona Apartments
 11.03  2400 Old Ivy Road
 11.04  665 Munras Avenue
 11.05  Villa Marina Apartments
 11.06  Villa Pines Apartments
 11.07  3040 Sunset Avenue
 11.08  Driftwood Apartments
 11.09  874 Rio East Court
 11.10  288 Pearl Street
 11.11  1000 Munras Avenue
 11.12  214-216 Cypress Avenue
 11.13  218-220 Cypress Avenue
 11.14  3148 Crescent Avenue
 11.15  1281 Second Street
 11.16  910 Casanova Apartments
  12    University Village                             5.1100    0.01000    0.02000    0.00110              0.03110         5.0789

  13    Holiday Inn Mission Bay SeaWorld               6.1700    0.01000    0.02000    0.00110              0.03110         6.1389
  25    Malibu Country Mart - 3835                     5.6000    0.01000    0.02000    0.00110              0.03110         5.5689

  27    Maple Wholesale Center                         5.1800    0.01000    0.02000    0.00110              0.03110         5.1489
  32    La Fiesta Apartments                           5.0700    0.01000    0.02000    0.00110              0.03110         5.0389
  33    Nass Portfolio                                 5.0600    0.01000    0.02000    0.00110              0.03110         5.0289
 33.01  Saticoy Plaza
 33.02  La Siesta Plaza
 33.03  Valvoline Center (Ground Lease)
  39    Plaza Diamond Bar                              5.5800    0.01000    0.02000    0.00110              0.03110         5.5489

  45    Euless Town Center                             5.4180    0.01000    0.02000    0.00110              0.03110         5.3869
  47    Timonium Center                                5.1500    0.01000    0.02000    0.00110  0.05000     0.08110         5.0689
  49    I-805 Corporate Plaza                          4.9900    0.01000    0.02000    0.00110              0.03110         4.9589
  54    Kern Canyon Estates                            5.1300    0.01000    0.02000    0.00110              0.03110         5.0989
  55    5900 North Sepulveda Boulevard                 5.4900    0.01000    0.02000    0.00110              0.03110         5.4589
  60    Dos Santos                                     5.0000    0.01000    0.02000    0.00110              0.03110         4.9689
  62    16253-16293 Gale Avenue                        5.5100    0.01000    0.02000    0.00110              0.03110         5.4789
  63    San Clemente Self Storage                      5.2600    0.01000    0.02000    0.00110              0.03110         5.2289
  65    Coco Centre                                    5.2500    0.01000    0.02000    0.00110              0.03110         5.2189
  68    Valley Ridge                                   5.0000    0.01000    0.02000    0.00110              0.03110         4.9689
  71    460 North Canon Drive                          5.4300    0.01000    0.02000    0.00110              0.03110         5.3989
  75    Malibu Country Mart - 3900                     5.6000    0.01000    0.02000    0.00110              0.03110         5.5689

  79    Nobl Park Apartments                           5.3000    0.01000    0.02000    0.00110              0.03110         5.2689
  84    Antigua Square                                 5.6000    0.01000    0.02000    0.00110              0.03110         5.5689
  94    Casa Real Apartments                           5.0700    0.01000    0.02000    0.00110              0.03110         5.0389
  96    12840 Riverside Drive                          5.2050    0.01000    0.02000    0.00110              0.03110         5.1739
  98    6767 Sunset Blvd                               5.7400    0.01000    0.02000    0.00110              0.03110         5.7089
  99    Sherwood Forest                                4.9950    0.01000    0.02000    0.00110              0.03110         4.9639
  100   Black Bear Center                              5.6600    0.01000    0.02000    0.00110              0.03110         5.6289
  106   Santa Fe Village                               5.0000    0.01000    0.02000    0.00110              0.03110         4.9689
  108   6101-6121 18th Avenue                          5.4500    0.01000    0.02000    0.00110              0.03110         5.4189
  110   12626 Riverside Drive                          5.2050    0.01000    0.02000    0.00110              0.03110         5.1739
  113   Park Forest                                    5.6900    0.01000    0.02000    0.00110              0.03110         5.6589
  121   6565 North Lakewood Avenue Apartments          5.2500    0.01000    0.02000    0.00110              0.03110         5.2189

  123   Pleasant Grove Shopping Village                5.3500    0.01000    0.02000    0.00110  0.06000     0.09110         5.2589
  124   Olde Towne Parkway                             5.7300    0.01000    0.02000    0.00110              0.03110         5.6989
  128   199 Lafayette Street, Penthouse Condominium    5.2000    0.01000    0.02000    0.00110              0.03110         5.1689
  129   Trevino Place                                  5.0000    0.01000    0.02000    0.00110              0.03110         4.9689
  130   Eckerd                                         5.9300    0.01000    0.02000    0.00110              0.03110         5.8989
  131   Mid-State Bank Branch                          5.7400    0.01000    0.02000    0.00110              0.03110         5.7089
  134   Villas Del Valle                               5.0000    0.01000    0.02000    0.00110              0.03110         4.9689

                                                                                                       REMAINING
                                                      ACCRUAL          REMAINING  MATURITY/ARD  AMORT    AMORT
LOAN #               PROPERTY NAME                      TYPE     TERM    TERM         DATE       TERM    TERM      TITLE TYPE
-------------------------------------------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                   Actual/360   120        119      7/8/2015    360        359  Fee

 8.01   Brennan Beach RV Resort                                              119                                  Fee
 8.02   Alpine Lake RV Resort                                                119                                  Fee
 8.03   Sandy Beach RV Resort                                                119                                  Fee
  11    Verga Portfolio                              Actual/360   120        119      7/8/2015    360        360  Fee
 11.01  Verga - Owens Multifamilies                                                                               Fee
 11.02  Villa Ramona Apartments                                                                                   Fee
 11.03  2400 Old Ivy Road                                                                                         Fee
 11.04  665 Munras Avenue                                                                                         Fee
 11.05  Villa Marina Apartments                                                                                   Fee
 11.06  Villa Pines Apartments                                                                                    Fee
 11.07  3040 Sunset Avenue                                                                                        Fee
 11.08  Driftwood Apartments                                                                                      Fee
 11.09  874 Rio East Court                                                                                        Fee
 11.10  288 Pearl Street                                                                                          Fee
 11.11  1000 Munras Avenue                                                                                        Fee
 11.12  214-216 Cypress Avenue                                                                                    Fee
 11.13  218-220 Cypress Avenue                                                                                    Fee
 11.14  3148 Crescent Avenue                                                                                      Fee
 11.15  1281 Second Street                                                                                        Fee
 11.16  910 Casanova Apartments                                                                                   Fee
  12    University Village                           Actual/360   120        119      7/8/2015    360        360  Fee

  13    Holiday Inn Mission Bay SeaWorld             Actual/360    60         60      8/8/2010    360        360  Fee/Leasehold
  25    Malibu Country Mart - 3835                   Actual/360   180        179      7/8/2020    360        360  Fee

  27    Maple Wholesale Center                       Actual/360   120        119      7/8/2015    360        359  Fee
  32    La Fiesta Apartments                         Actual/360   120        119      7/8/2015    360        360  Fee
  33    Nass Portfolio                               Actual/360   120        120      8/8/2015    360        360  Fee
 33.01  Saticoy Plaza                                                                                             Fee
 33.02  La Siesta Plaza                                                                                           Fee
 33.03  Valvoline Center (Ground Lease)                                                                           Fee
  39    Plaza Diamond Bar                            Actual/360   120        119      7/8/2015    360        360  Fee

  45    Euless Town Center                           Actual/360   120        115      3/8/2015    336        336  Fee
  47    Timonium Center                              Actual/360   120        119      7/8/2015    360        360  Fee
  49    I-805 Corporate Plaza                        Actual/360    60         58      6/8/2010    360        360  Fee
  54    Kern Canyon Estates                          Actual/360   120        118      6/8/2015    360        360  Fee
  55    5900 North Sepulveda Boulevard               Actual/360   120        119      7/8/2015      0          0  Fee
  60    Dos Santos                                   Actual/360   120        119      7/8/2015    360        360  Fee
  62    16253-16293 Gale Avenue                      Actual/360   120        118      6/8/2015    300        298  Fee
  63    San Clemente Self Storage                    Actual/360   120        118      6/8/2015    360        360  Fee
  65    Coco Centre                                  Actual/360   120        119      7/8/2015    300        299  Fee
  68    Valley Ridge                                 Actual/360   120        119      7/8/2015    360        360  Fee
  71    460 North Canon Drive                        Actual/360   120        119      7/8/2015    360        359  Fee
  75    Malibu Country Mart - 3900                   Actual/360   180        179      7/8/2020    360        360  Fee

  79    Nobl Park Apartments                         Actual/360   120        118      6/8/2015    360        360  Fee
  84    Antigua Square                               Actual/360   120        119      7/8/2015    360        360  Fee
  94    Casa Real Apartments                         Actual/360   120        119      7/8/2015    360        359  Fee
  96    12840 Riverside Drive                        Actual/360   120        119      7/8/2015    360        360  Fee
  98    6767 Sunset Blvd                             Actual/360   120        118      6/8/2015    336        336  Fee
  99    Sherwood Forest                              Actual/360   120        120      8/8/2015    360        360  Fee
  100   Black Bear Center                            Actual/360   120        118      6/8/2015    348        348  Fee
  106   Santa Fe Village                             Actual/360   120        119      7/8/2015    360        360  Fee
  108   6101-6121 18th Avenue                        Actual/360   120        118      6/8/2015    360        360  Fee
  110   12626 Riverside Drive                        Actual/360   120        119      7/8/2015    360        360  Fee
  113   Park Forest                                  Actual/360   120        118      6/8/2015    360        358  Fee
  121   6565 North Lakewood Avenue Apartments        Actual/360    60         58      6/8/2010      0          0  Fee

  123   Pleasant Grove Shopping Village              Actual/360   120        120      8/8/2015    360        360  Fee
  124   Olde Towne Parkway                           Actual/360   120        117      5/8/2015    360        357  Fee
  128   199 Lafayette Street, Penthouse Condominium  Actual/360    60         59      7/8/2010      0          0  Fee
  129   Trevino Place                                Actual/360   120        119      7/8/2015    360        360  Fee
  130   Eckerd                                       Actual/360   120        118      6/8/2015    300        298  Fee
  131   Mid-State Bank Branch                        Actual/360   120        120      8/8/2015    360        360  Fee
  134   Villas Del Valle                             Actual/360   120        119      7/8/2015    300        299  Fee

LOAN #                  PROPERTY NAME                ARD (Y/N)   ARD STEP UP (%)
--------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                   No

 8.01   Brennan Beach RV Resort                      No
 8.02   Alpine Lake RV Resort                        No
 8.03   Sandy Beach RV Resort                        No
  11    Verga Portfolio                              No
 11.01  Verga - Owens Multifamilies                  No
 11.02  Villa Ramona Apartments                      No
 11.03  2400 Old Ivy Road                            No
 11.04  665 Munras Avenue                            No
 11.05  Villa Marina Apartments                      No
 11.06  Villa Pines Apartments                       No
 11.07  3040 Sunset Avenue                           No
 11.08  Driftwood Apartments                         No
 11.09  874 Rio East Court                           No
 11.10  288 Pearl Street                             No
 11.11  1000 Munras Avenue                           No
 11.12  214-216 Cypress Avenue                       No
 11.13  218-220 Cypress Avenue                       No
 11.14  3148 Crescent Avenue                         No
 11.15  1281 Second Street                           No
 11.16  910 Casanova Apartments                      No
  12    University Village                           No

  13    Holiday Inn Mission Bay SeaWorld             No
  25    Malibu Country Mart - 3835                   Yes        Greater of: (i)
                                                                Initial Interest
                                                                 Rate plus 5% or
                                                                   (ii) Treasury
                                                                 Rate plus 6.55%
  27    Maple Wholesale Center                       No
  32    La Fiesta Apartments                         No
  33    Nass Portfolio                               No
 33.01  Saticoy Plaza                                No
 33.02  La Siesta Plaza                              No
 33.03  Valvoline Center (Ground Lease)              No
  39    Plaza Diamond Bar                            No

  45    Euless Town Center                           No
  47    Timonium Center                              No
  49    I-805 Corporate Plaza                        No
  54    Kern Canyon Estates                          No
  55    5900 North Sepulveda Boulevard               No
  60    Dos Santos                                   No
  62    16253-16293 Gale Avenue                      No
  63    San Clemente Self Storage                    No
  65    Coco Centre                                  No
  68    Valley Ridge                                 No
  71    460 North Canon Drive                        No
  75    Malibu Country Mart - 3900                   Yes        Greater of: (i)
                                                                Initial Interest
                                                                 Rate plus 5% or
                                                                   (ii) Treasury
                                                                 Rate plus 6.55%
  79    Nobl Park Apartments                         No
  84    Antigua Square                               No
  94    Casa Real Apartments                         No
  96    12840 Riverside Drive                        No
  98    6767 Sunset Blvd                             No
  99    Sherwood Forest                              No
  100   Black Bear Center                            No
  106   Santa Fe Village                             No
  108   6101-6121 18th Avenue                        No
  110   12626 Riverside Drive                        No
  113   Park Forest                                  No
  121   6565 North Lakewood Avenue Apartments        No

  123   Pleasant Grove Shopping Village              No
  124   Olde Towne Parkway                           No
  128   199 Lafayette Street, Penthouse Condominium  No
  129   Trevino Place                                No
  130   Eckerd                                       No
  131   Mid-State Bank Branch                        No
  134   Villas Del Valle                             No

                                                      ENVIRONMENTAL    CROSS-        CROSS-
LOAN #                  PROPERTY NAME                INSURANCE (Y/N)  DEFAULTED  COLLATERALIZED
-----------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                   No               No         No

 8.01   Brennan Beach RV Resort                      No
 8.02   Alpine Lake RV Resort                        No
 8.03   Sandy Beach RV Resort                        No
  11    Verga Portfolio                              No               No         No
 11.01  Verga - Owens Multifamilies                  No
 11.02  Villa Ramona Apartments                      No
 11.03  2400 Old Ivy Road                            No
 11.04  665 Munras Avenue                            No
 11.05  Villa Marina Apartments                      No
 11.06  Villa Pines Apartments                       No
 11.07  3040 Sunset Avenue                           No
 11.08  Driftwood Apartments                         No
 11.09  874 Rio East Court                           No
 11.10  288 Pearl Street                             No
 11.11  1000 Munras Avenue                           No
 11.12  214-216 Cypress Avenue                       No
 11.13  218-220 Cypress Avenue                       No
 11.14  3148 Crescent Avenue                         No
 11.15  1281 Second Street                           No
 11.16  910 Casanova Apartments                      No
  12    University Village                           No               No         No

  13    Holiday Inn Mission Bay SeaWorld             No               No         No
  25    Malibu Country Mart - 3835                   No               No         No

  27    Maple Wholesale Center                       No               No         No
  32    La Fiesta Apartments                         No               No         No
  33    Nass Portfolio                               No               No         No
 33.01  Saticoy Plaza                                No
 33.02  La Siesta Plaza                              No
 33.03  Valvoline Center (Ground Lease)              No
  39    Plaza Diamond Bar                            No               No         No

  45    Euless Town Center                           No               No         No
  47    Timonium Center                              No               No         No
  49    I-805 Corporate Plaza                        No               No         No
  54    Kern Canyon Estates                          No               No         No
  55    5900 North Sepulveda Boulevard               No               No         No
  60    Dos Santos                                   No               No         No
  62    16253-16293 Gale Avenue                      No               No         No
  63    San Clemente Self Storage                    No               No         No
  65    Coco Centre                                  No               No         No
  68    Valley Ridge                                 No               No         No
  71    460 North Canon Drive                        No               No         No
  75    Malibu Country Mart - 3900                   No               No         No

  79    Nobl Park Apartments                         No               No         No
  84    Antigua Square                               No               No         No
  94    Casa Real Apartments                         No               No         No
  96    12840 Riverside Drive                        No               No         No
  98    6767 Sunset Blvd                             No               No         No
  99    Sherwood Forest                              No               No         No
  100   Black Bear Center                            No               No         No
  106   Santa Fe Village                             No               No         No
  108   6101-6121 18th Avenue                        No               No         No
  110   12626 Riverside Drive                        No               No         No
  113   Park Forest                                  No               No         No
  121   6565 North Lakewood Avenue Apartments        No               No         No

  123   Pleasant Grove Shopping Village              No               No         No
  124   Olde Towne Parkway                           No               No         No
  128   199 Lafayette Street, Penthouse Condominium  No               No         No
  129   Trevino Place                                No               No         No
  130   Eckerd                                       No               No         No
  131   Mid-State Bank Branch                        No               No         No
  134   Villas Del Valle                             No               No         No

                                                                                                                 UPFRONT   UPFRONT
                                                     DEFEASANCE  LETTER OF   LOCKBOX   HOLDBACK  UPFRONT ENG.     CAPEX     ENVIR.
LOAN #                  PROPERTY NAME                 ALLOWED     CREDIT    IN-PLACE     AMT       RESERVE      RESERVES   RESERVE
----------------------------------------------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                   Yes         No         Yes                  1,405,471.05  104,350.00

 8.01   Brennan Beach RV Resort
 8.02   Alpine Lake RV Resort
 8.03   Sandy Beach RV Resort
  11    Verga Portfolio                              Yes         No         Yes                     34,450.00
 11.01  Verga - Owens Multifamilies
 11.02  Villa Ramona Apartments
 11.03  2400 Old Ivy Road
 11.04  665 Munras Avenue
 11.05  Villa Marina Apartments
 11.06  Villa Pines Apartments
 11.07  3040 Sunset Avenue
 11.08  Driftwood Apartments
 11.09  874 Rio East Court
 11.10  288 Pearl Street
 11.11  1000 Munras Avenue
 11.12  214-216 Cypress Avenue
 11.13  218-220 Cypress Avenue
 11.14  3148 Crescent Avenue
 11.15  1281 Second Street
 11.16  910 Casanova Apartments
  12    University Village                           Yes         No         Yes

  13    Holiday Inn Mission Bay SeaWorld             Yes         No         Yes
  25    Malibu Country Mart - 3835                   Yes         No
  27    Maple Wholesale Center                       Yes         No
  32    La Fiesta Apartments                         Yes         No
  33    Nass Portfolio                               Yes         No                                 18,750.00
 33.01  Saticoy Plaza
 33.02  La Siesta Plaza
 33.03  Valvoline Center (Ground Lease)
  39    Plaza Diamond Bar                            Yes         No                   3,300,000     15,538.75

  45    Euless Town Center                           Yes         No         Yes
  47    Timonium Center                              Yes         No
  49    I-805 Corporate Plaza                        Yes         No                                            150,000.00
  54    Kern Canyon Estates                          No          No                                 23,375.00
  55    5900 North Sepulveda Boulevard               Yes         No
  60    Dos Santos                                   Yes         No                                 11,562.50
  62    16253-16293 Gale Avenue                      Yes         No
  63    San Clemente Self Storage                    Yes         No
  65    Coco Centre                                  Yes         No
  68    Valley Ridge                                 Yes         No
  71    460 North Canon Drive                        Yes         No         Yes
  75    Malibu Country Mart - 3900                   Yes         No
  79    Nobl Park Apartments                         Yes         No                                133,750.00
  84    Antigua Square                               Yes         No
  94    Casa Real Apartments                         Yes         No
  96    12840 Riverside Drive                        Yes         No
  98    6767 Sunset Blvd                             Yes         No
  99    Sherwood Forest                              Yes         No                                 10,000.00
  100   Black Bear Center                            Yes         No         Yes
  106   Santa Fe Village                             Yes         No                                112,373.75
  108   6101-6121 18th Avenue                        Yes         Yes                                91,363.00
  110   12626 Riverside Drive                        Yes         No
  113   Park Forest                                  Yes         No         Yes                      6,650.00
  121   6565 North Lakewood Avenue Apartments        Yes         No

  123   Pleasant Grove Shopping Village              Yes         No         Yes                      8,250.00
  124   Olde Towne Parkway                           Yes         No                                  1,375.00
  128   199 Lafayette Street, Penthouse Condominium  Yes         No
  129   Trevino Place                                Yes         No
  130   Eckerd                                       Yes         No         Yes
  131   Mid-State Bank Branch                        Yes         No         Yes
  134   Villas Del Valle                             Yes         No

                                                        UPFRONT                  UPFRONT      UPFRONT
                                                         TI/LC     UPFRONT RE   INSURANCE     OTHER
LOAN #             PROPERTY NAME                        RESERVE    TAX RESERVE   RESERVE      RESERVE     UPFRONT OTHER DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                                  210,682.03  62,389.16  4,446,515.70  6 months seasonality
                                                                                                         reserve (Debt Service);
                                                                                                         1 year debt service reserve
 8.01   Brennan Beach RV Resort
 8.02   Alpine Lake RV Resort
 8.03   Sandy Beach RV Resort
  11    Verga Portfolio                                              81,902.62  89,035.47
 11.01  Verga - Owens Multifamilies
 11.02  Villa Ramona Apartments
 11.03  2400 Old Ivy Road
 11.04  665 Munras Avenue
 11.05  Villa Marina Apartments
 11.06  Villa Pines Apartments
 11.07  3040 Sunset Avenue
 11.08  Driftwood Apartments
 11.09  874 Rio East Court
 11.10  288 Pearl Street
 11.11  1000 Munras Avenue
 11.12  214-216 Cypress Avenue
 11.13  218-220 Cypress Avenue
 11.14  3148 Crescent Avenue
 11.15  1281 Second Street
 11.16  910 Casanova Apartments
  12    University Village                                          124,399.87  51,133.44      8,333.34  HUD Obligations Reserve
                                                                                                         Account
  13    Holiday Inn Mission Bay SeaWorld                            154,657.08  31,237.50  2,324,238.00  Property Improvement Plan
                                                                                                         Renovations Reserve
  25    Malibu Country Mart - 3835                                   37,518.00

  27    Maple Wholesale Center                                      112,026.21   2,927.76
  32    La Fiesta Apartments                                         70,077.13
  33    Nass Portfolio                                               57,110.68  16,821.52     34,000.00  Rent Reserve
 33.01  Saticoy Plaza
 33.02  La Siesta Plaza
 33.03  Valvoline Center (Ground Lease)
  39    Plaza Diamond Bar                                            40,976.52  17,399.27

  45    Euless Town Center                                           74,885.40
  47    Timonium Center                                             128,246.00
  49    I-805 Corporate Plaza                        1,500,000.00    23,173.00   2,708.50
  54    Kern Canyon Estates                                          36,448.80  12,777.60
  55    5900 North Sepulveda Boulevard                 225,000.00    56,466.00  14,429.37
  60    Dos Santos                                                   14,460.16
  62    16253-16293 Gale Avenue                                      46,241.36
  63    San Clemente Self Storage                                    23,528.00   1,769.00
  65    Coco Centre                                                  71,417.22  62,922.31
  68    Valley Ridge                                                 12,478.38   6,000.00
  71    460 North Canon Drive                                        25,928.32   6,023.44
  75    Malibu Country Mart - 3900                                   14,618.00

  79    Nobl Park Apartments                                         29,497.89  13,171.56
  84    Antigua Square                                               42,000.00     542.00
  94    Casa Real Apartments                                         16,471.00  11,821.00
  96    12840 Riverside Drive                          100,000.00    21,747.32   1,943.78
  98    6767 Sunset Blvd                                             21,633.51
  99    Sherwood Forest                                              11,330.00  52,447.94
  100   Black Bear Center                                            17,986.68   1,418.99
  106   Santa Fe Village                                              7,403.03  26,500.00
  108   6101-6121 18th Avenue                                        58,375.59   4,133.00
  110   12626 Riverside Drive                           50,000.00     9,618.09   1,417.63
  113   Park Forest                                                  12,825.00  35,160.00
  121   6565 North Lakewood Avenue Apartments                         8,699.95   5,340.04

  123   Pleasant Grove Shopping Village                 50,000.00    27,646.17   5,148.35
  124   Olde Towne Parkway                             120,000.00    21,551.96     445.58
  128   199 Lafayette Street, Penthouse Condominium                   2,732.53   4,219.60
  129   Trevino Place                                                 5,326.13  18,000.00
  130   Eckerd                                                                   4,097.00
  131   Mid-State Bank Branch                                        11,211.38   1,600.38     50,196.00  Rent Reserve
  134   Villas Del Valle                                              2,286.64   5,000.00

                                                     MONTHLY   MONTHLY   MONTHLY                 MONTHLY    MONTHLY
                                                      CAPEX    ENVIR.     TI/LC    MONTHLY RE   INSURANCE   OTHER
LOAN #                PROPERTY NAME                   RESERVE  RESERVE   RESERVE   TAX RESERVE   RESERVE   RESERVE
-------------------------------------------------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio

 8.01   Brennan Beach RV Resort
 8.02   Alpine Lake RV Resort
 8.03   Sandy Beach RV Resort
  11    Verga Portfolio                              7,251.00            3,727.37    22,688.05  12,719.35
 11.01  Verga - Owens Multifamilies
 11.02  Villa Ramona Apartments
 11.03  2400 Old Ivy Road
 11.04  665 Munras Avenue
 11.05  Villa Marina Apartments
 11.06  Villa Pines Apartments
 11.07  3040 Sunset Avenue
 11.08  Driftwood Apartments
 11.09  874 Rio East Court
 11.10  288 Pearl Street
 11.11  1000 Munras Avenue
 11.12  214-216 Cypress Avenue
 11.13  218-220 Cypress Avenue
 11.14  3148 Crescent Avenue
 11.15  1281 Second Street
 11.16  910 Casanova Apartments
  12    University Village                           2,684.83           10,068.13    31,099.97   8,522.24  4,166.67
  13    Holiday Inn Mission Bay SeaWorld            22,102.34                        30,931.42   7,000.00
  25    Malibu Country Mart - 3835                     478.00            1,196.00     9,379.00

  27    Maple Wholesale Center                         769.49            2,564.96    28,006.55   1,463.88
  32    La Fiesta Apartments                         4,266.67                        14,015.43   3,133.90
  33    Nass Portfolio                               1,135.12            3,132.84     9,518.44   2,353.25
 33.01  Saticoy Plaza
 33.02  La Siesta Plaza
 33.03  Valvoline Center (Ground Lease)
  39    Plaza Diamond Bar                            1,198.77            3,800.92     8,195.30   2,485.61

  45    Euless Town Center                           2,996.08            8,389.05    24,961.80   5,029.50
  47    Timonium Center                                661.00            2,083.33    11,000.00
  49    I-805 Corporate Plaza                                                        11,586.00   1,354.25
  54    Kern Canyon Estates                          1,062.50                         9,112.20   1,064.80
  55    5900 North Sepulveda Boulevard               1,255.00            5,000.00     9,142.00   1,603.26
  60    Dos Santos                                   5,708.33                        14,460.16   4,072.20
  62    16253-16293 Gale Avenue                      1,967.80            4,660.58    15,413.79   2,338.00
  63    San Clemente Self Storage                      971.00                         7,843.00   1,769.00
  65    Coco Centre                                  2,590.40           11,000.00    19,563.76   8,224.62
  68    Valley Ridge                                 5,000.00                        12,478.38   4,603.49
  71    460 North Canon Drive                          228.34            2,039.82     6,482.08     752.93
  75    Malibu Country Mart - 3900                     219.00              547.00     3,655.00

  79    Nobl Park Apartments                         3,000.00                         9,832.63   2,634.31
  84    Antigua Square                                 502.00            2,511.00     7,000.00     542.00
  94    Casa Real Apartments                                                          4,118.00   2,955.00
  96    12840 Riverside Drive                          471.92                         4,349.46     971.89
  98    6767 Sunset Blvd                               409.83            1,536.88     7,211.17     812.09
  99    Sherwood Forest                              4,500.00                         1,416.25   6,384.37
  100   Black Bear Center                              561.16            2,992.87     8,993.34   1,418.99
  106   Santa Fe Village                             4,354.17                         7,403.03   4,108.00
  108   6101-6121 18th Avenue                                                        10,702.19   1,327.84
  110   12626 Riverside Drive                          476.10                         1,923.62     708.82
  113   Park Forest                                  4,667.00                         4,275.00   4,395.00
  121   6565 North Lakewood Avenue Apartments          895.28                         2,174.99   1,780.01

  123   Pleasant Grove Shopping Village                565.93                         3,455.77     774.13
  124   Olde Towne Parkway                             469.52            1,600.63     3,078.85     445.58
  128   199 Lafayette Street, Penthouse Condominium                                   1,497.08     602.80
  129   Trevino Place                                1,791.67                         5,326.13   4,108.57
  130   Eckerd                                         166.00                                      381.70
  131   Mid-State Bank Branch                                                         2,242.28     160.04
  134   Villas Del Valle                             1,000.00                         2,286.64     800.00

                                                          OTHER
                                                          MONTH      GRACE
LOAN #                 PROPERTY NAME                   DESCRIPTION   PERIOD
-----------------------------------------------------------------------------

   8    Equity Lifestyle Portfolio                                     0

 8.01   Brennan Beach RV Resort
 8.02   Alpine Lake RV Resort
 8.03   Sandy Beach RV Resort
  11    Verga Portfolio                                                0
 11.01  Verga - Owens Multifamilies
 11.02  Villa Ramona Apartments
 11.03  2400 Old Ivy Road
 11.04  665 Munras Avenue
 11.05  Villa Marina Apartments
 11.06  Villa Pines Apartments
 11.07  3040 Sunset Avenue
 11.08  Driftwood Apartments
 11.09  874 Rio East Court
 11.10  288 Pearl Street
 11.11  1000 Munras Avenue
 11.12  214-216 Cypress Avenue
 11.13  218-220 Cypress Avenue
 11.14  3148 Crescent Avenue
 11.15  1281 Second Street
 11.16  910 Casanova Apartments
  12    University Village                           HUD Obligation    0
                                                     Reserve
  13    Holiday Inn Mission Bay SeaWorld                               0
  25    Malibu Country Mart - 3835                                     0

  27    Maple Wholesale Center                                         0
  32    La Fiesta Apartments                                           0
  33    Nass Portfolio                                                 0
 33.01  Saticoy Plaza
 33.02  La Siesta Plaza
 33.03  Valvoline Center (Ground Lease)
  39    Plaza Diamond Bar                                              0

  45    Euless Town Center                                             0
  47    Timonium Center                                                0
  49    I-805 Corporate Plaza                                          0
  54    Kern Canyon Estates                                            0
  55    5900 North Sepulveda Boulevard                                 0
  60    Dos Santos                                                     0
  62    16253-16293 Gale Avenue                                        0
  63    San Clemente Self Storage                                      0
  65    Coco Centre                                                    0
  68    Valley Ridge                                                   0
  71    460 North Canon Drive                                          0
  75    Malibu Country Mart - 3900                                     0

  79    Nobl Park Apartments                                           0
  84    Antigua Square                                                 0
  94    Casa Real Apartments                                           0
  96    12840 Riverside Drive                                          0
  98    6767 Sunset Blvd                                               0
  99    Sherwood Forest                                                0
  100   Black Bear Center                                              0
  106   Santa Fe Village                                               0
  108   6101-6121 18th Avenue                                          0
  110   12626 Riverside Drive                                          0
  113   Park Forest                                                    0
  121   6565 North Lakewood Avenue Apartments                          0

  123   Pleasant Grove Shopping Village                                0
  124   Olde Towne Parkway                                             0
  128   199 Lafayette Street, Penthouse Condominium                    0
  129   Trevino Place                                                  0
  130   Eckerd                                                         0
  131   Mid-State Bank Branch                                          0
  134   Villas Del Valle                                               0
